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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------



We consent to the use in this Registration Statement, relating to 2,925,018 shares of common stock, of Interactive Objects, Inc. on Form SB-2 of our report dated February 10, 1999, appearing in the Prospectus which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                             /s/ Peterson Sullivan P.L.L.C.



Seattle, Washington
June 10, 1999